Exhibit 10.25

STOCK SUBSCRIPTION AGREEMENT

FOR

STERLING MINING COMPANY

an Idaho corporation

1.	SUBSCRIPTION: The undersigned, (the “Subscriber”) hereby subscribes for the purchase of ( ) shares of Common Stock of STERLING MINING COMPANY (the “Company”), an Idaho corporation, in consideration of the sum of ($ ) and has paid, or agrees to pay 100% of the total subscription price upon submission of this subscription agreement. Such subscription is subject to the following terms and conditions:

a.	No certificate(s) for shares shall be issued to the undersigned until the entire stock subscription price is paid;

b.	The Company reserves the right to reject, reduce or allot all subscriptions received;

c.	The Company reserves the right to increase the aggregate number of shares being sold by it;

d.	The certificate(s) representing the shares delivered pursuant to this subscription agreement shall bear a legend in the following form:

The shares represented by this certificate have not been registered under the Securities Act of 1933 (“Act”), as amended, or any other applicable federal or state securities act; and are “restricted securities” as defined by Rule 144 of the Act. The shares may not be transferred, sold or otherwise disposed of unless; (1) a registration statement with respect to the shares shall be effective under the Act or any other federal or state securities acts or an exemption from registration requirements under the Act is effective, and (2) the Company shall have received an opinion of Counsel for the Company that no violations of any securities acts will be involved in any transfer.

e.	If the shares represented by this certificate have been held for a period of at least one (1) year and if Rule 144 of the Securities Act of 1933, as amended (the “Act”), is applicable, then the undersigned may make sales of the shares only under the terms and conditions prescribed by Rule 144 of the Act.

2.	REPRESENTATIONS AND WARRANTIES: The undersigned Subscriber hereby represents and warrants to the Company:

a.	The undersigned Subscriber understands that the Company’s STOCK HAS NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES

SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCY;

b.	The undersigned Subscriber is not an underwriter and would be acquiring the Company’s stock solely for investment for his or her own account and not with a view to, or for, resale in connection with any distribution with in the meaning of the federal securities act, the state securities acts or any other applicable state securities acts;

c.	The undersigned Subscriber understands the speculative nature and risks of investments associated with the Company, and confirms that the stock would be suitable and consistent: with his or her investment program and that his or her financial position enable him or her to bear the risks of this investment; and that there is not any public market for the stock subscribed for herein;

d.	The stock subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of to any person, without the express prior written consent of the Company and that prior opinion of counsel for the Company that such disposition will not violate federal and/or state securities acts. Disposition shall include, but is not limited to acts of selling, assigning, transferring, pledging, encumbering, hypothecating, giving, and any form of conveying, whether voluntary or not;

e.	To the extent that any federal, and/or state securities laws shall require, the Subscriber hereby agrees that any stock acquired pursuant to this Agreement shall be without preference as to assets;

f.	The Company is under no obligation to register or seek an exemption under any federal and/or state securities acts for any stock of the Company or to cause or permit such stock to be transferred in the absence of any such registration or exemption and that the Subscriber herein must hold such stock indefinitely unless such stock is subsequently registered under federal and/or state securities acts or an exemption from registration is available;

g.	The Subscriber has had the opportunity to ask questions of the Company and receive additional information from the Company to the extent that the Company possessed such information, necessary to evaluate the merits and risks of any investment in the Company. Further, the Subscriber has been given: (1) All material books, records and financial statements of the issuer; (2) all material contracts and documents relating to the proposed transactions; (3) all reports filed with the United States Securities and Exchange Commission; and, (4) an opportunity to question the appropriate executive officers or partners;

h.	The Subscriber has adequate means of providing for his current needs and personal contingencies and has no need to sell the shares in the foreseeable future (that is at the time of the investment, Subscriber can afford to hold the investment for an indefinite period of time); and,

i.	The Subscriber has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment and further, the Subscriber is capable of reading, and interpreting financial statements.

3.	LIMITED POWER OF ATTORNEY: The undersigned Subscriber hereby constitutes and appoints and grants to Ray De Motte, President of the Company, his limited attorney-in-fact and agent to sign for him and act in his name, place and stead, in any and all capacities to execute any or all documents to be filed with the United States Securities and Exchange Commission and any governmental agency, federal, state or otherwise in connection with any securities flags, including, but not limited to: amendments, exhibits, agreements, concerning shareholders granting, said limited attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming, all that each said limited attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

4.	STATUS OF PURCHASER:

☐	I am not a member of, or an associate or affiliate of a member of the National Association of Securities Dealers.

☐	I am a member of, or an associate or affiliate of a member of the National Association of Securities Dealers. Attached is a copy of an agreement signed by the principal of the firm with which I am affiliated agreeing to may participation in this investment.

5.	MISCELLANEOUS: This Subscription Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives. The law of the State of Idaho shall govern the rights of the parties to this Agreement. This Agreement is not assignable without the prior written consent of the Company, and any attempt to assign any rights, duties or obligations which arise under this Agreement without the Company’s prior express written consent shall be void.

The undersigned Subscriber hereby declares and affirms that he or she has read the within and foregoing Subscription Agreement, is familiar with the contents thereof and agrees to abide by there terms and conditions therein set forth, and knows the statements therein to be true and correct.

I hereby consent to the use of my name in any prospectus or registration statement which may be filed in connection with any public offering of the Company’s securities.

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement this                  day of                              at                                                          ,                             .

SUBSCRIBER

Signature

Spouse’s Signature (if applicable)

Address

City, State and Zip Code

Area Code and Telephone Number

ACCEPTED BY:

STERLING MINING COMPANY an Idaho corporation

BY:
Ray De Motte, President

PURCHASER QUESTIONNAIRE

Sterling Mining Company

PURCHASER QUESTIONNAIRE

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED SUBSCRIPTION AGREEMENT IN CONNECTION WITH. YOUR PROSPECTIVE PURCHASE OF SECURITIES FROM GOLD BOND RESOURCES, INC. (THE “COMPANY”).

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY AND ITS CONTROLLING PERSONS.

PART I-INDIVIDUALS

1.	Personal Data

Name

Residence Address

[Street, City, State, Zip Code]

Business Address

[Street, City, State, Zip Code]

State of residence, if different

Telephone: Residence                              Business

Age:                      Citizenship:

In what state are you registered to vote:

Social Security or Taxpayer No.:

Send all correspondence to: Residence                              Business

2.	Investor Status

(a) State your personal net worth (inclusive of the net worth of your spouse and the value of your principal residence, furnishings therein and personal automobiles).

☐ Less than $100,000

☐ $100,001 to $300,000

☐ $300,001 to $500,000

☐ $500,001 to $750,000

☐ $750,001 to $1,000,000

☐ $1,000,001 to $2,000,000

☐ $2,000,001 and over

(b) Indicate below your income from all sources for the two preceding calendar years and reasonably anticipated income for the current calendar year. Do not include your spouse’s income.

Year

2000

2001

2002

(c) Indicate below your income from all sources for the two preceding calendar years and reasonably anticipated income for -the current calendar year. Please include your spouse’s income.

Year

2000

2001

2002

(d) Does your prospective investment in the Company exceed 10% of your net worth or joint net worth with your spouse?

(☐ Yes ☐ No).

(e) Are you a director or executive officer of the Company?

(☐ Yes ☐ No).

PART II-PURCHASERS WHO ARE NOT INDIVIDUALS

1.	General Information

Name of Entity:

Address of Principal Office:

________________________________________________

Type of Organization:

Date and Place of Organization:

Taxpayer No.:

2.	Investor Status

Please check the appropriate description which applies to you.

☐ (a) A bank, as defined in Section 3(a)(2) of the Securities Act of 1933 or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act of 1933, whether you are acting in an individual or fiduciary capacity.

☐ (b) Any broker dealer registered pursuant to Section 15 of the Securities. Exchange Act of 1934.

☐ (c) An insurance company, as defined in Section 2(13) of the Securities Act of 1933.

☐ (d) An investment company registered under the Investment Company Act of 1940.

☐ (e) A business development company, as defined in Section 2(a) (48) of the Investment Company Act of 1940.

☐ (f) A small business investment company licensed by the U.S. ‘Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958.

☐ (g) Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5 million.

☐ (h) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 and the investment decision is made by you as a plan fiduciary, as defined in Section 3(21) of such Act, and you are a bank, savings and loan association, an insurance company, or a registered investment adviser, or the employee benefit plan has total assets in excess of $5 million, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

If you checked (h), and the employee benefit plan is a self-directed plan, have each person who makes investment decisions respond individually to Part I of this Questionnaire.

☐ (i) A private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐ (j) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5 million. :`

☐ (k) A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act of 1933.

If you checked (k), have such person who directs the purchase of the securities being offered complete Part I of this Questionnaire.

☐ (l) An entity in which all of the equity owners are accredited investors. If you checked (l), please complete the following part of this question:

(1)	List all equity owners:

___________________________

___________________________

(2)	What is the type of entity?

___________________________

(3)	Attach a copy of your resolutions or other evidence of the entity’s authority to make this investment.

(4)	Have each equity owner respond individually to Part I of this Questionnaire.

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The foregoing answers are true and complete.

Individual

Name of Individual (please type or print)

Signature of Individual

Date ___________________________

Partnership, Corporation or Other Entity

Print or Type Name

By:
Print or Type Name and Title

Signature

Date ___________________________